                             UNCONDITIONAL GUARANTY

                           OF PAYMENT AND PERFORMANCE

     THIS UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE (this "Guaranty") is made as of October  14,  2004,  by LYNCH  CORPORATION,  an  Indiana  corporation
("Guarantor"),  for the  benefit  of FIRST  NATIONAL  BANK OF OMAHA,  a national banking association ("Lender").

     1. For valuable consideration, the receipt of which is hereby acknowledged,
Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to Lender,  or order, any and all amounts,  including,  without  limitation, principal and interest,  taxes,  insurance premiums,  impounds,  reimbursements, late charges,  default interest,  damages,  indemnity  obligations and all other amounts, costs, fees, expenses and charges of any kind or type whatsoever, which may or at  any  time  be due to  Lender  pursuant  to the  following  agreements
(collectively, the "Documents"):

          A. Loan Agreement (the "Loan Agreement"), dated as of the date hereof, between  Lender and M-Tron  Industries,  Inc., a Delaware  corporation  and
     Piezo  Technology,  Inc.,  a  Florida  corporation  jointly  and  severally
     (collectively the "Borrowers") pertaining to that certain loan (the "Loan")
     secured by Borrowers'  interest in certain land  described  therein and the improvements to be constructed thereon (the "Premises");

          B. Promissory Note, dated as of the date hereof, executed by Borrowers and payable to Lender,  in the amount of $2,000,000.00  evidencing the Term
     Loan, (as defined in the Loan Agreement)  between Borrowers and Lender (the
     "Term Note");

          C. Promissory Note, dated as of the date hereof, executed by Borrowers and  payable to  Lender,  in the amount of  $3,000,000.00,  evidencing  the
     Bridge  Loan,  (as defined in the Loan  Agreement)  between  Borrowers  and
     Lender (the "Bridge Note");

          D. Promissory Note, dated as of the date hereof, executed by Borrowers and  payable to  Lender,  in the amount of  $5,500,000.00,  evidencing  the
     Revolving  Loan, (as defined in the Loan Agreement)  between  Borrowers and
     Lender (the "Revolving Note")(the Term Note, Bridge Note and Revolving Note
     are collectively referred to as the "Notes")

          E. Mortgage,  Assignment of Rents and Leases,  Security  Agreement and
     Fixture Filing (the "Mortgage"),  dated as of the date hereof,  executed by
     Borrowers  for the benefit of Lender,  providing  a lien upon and  security interest in the Premises as security for the Notes;

          F.  Environmental  Indemnity  Agreement,  dated as of the date hereof, executed by Borrowers for the benefit of Lender;

          G.  Any  other   document,   agreement,   instrument  or   certificate
     contemplated by any of the foregoing agreements entered into between Lender and Borrowers with respect to the Loan, or any other documents, agreements, instruments or  certificates  now or hereafter  entered into between Lender and Borrowers with respect to the Loan; and

          H. Any amendment of the foregoing documents,  agreements,  instruments or certificates now or hereafter entered into between Lender and Borrowers.

     2. Guarantor also unconditionally  guarantees the truthfulness and accuracy
of  all  representations,   warranties  and  certifications  of  Borrowers,  the
satisfaction of all conditions by Borrowers and the full and timely  performance of all  obligations  to be  performed  by  Borrowers,  under or  pursuant to the
Documents  (the matters  which are  guaranteed  pursuant to Sections 1 and 2 are hereinafter collectively referred to as the "Obligations").  This Guaranty shall continue to be in full force and effect so long as any Obligation remains unpaid between the Borrowers and the Lender.  The  obligations of Guarantor  under this
Guaranty are primary,  joint and several and  independent of the  obligations of
Borrowers and any and every other guarantor of the  Obligations,  and a separate action or actions may be brought and  executed  against  Guarantor  or any other such guarantor,  whether or not such action is brought against  Borrowers or any other such guarantor and whether or not Borrowers or any other such guarantor be joined in such action or actions.

     3.  This  is  an  absolute  and  unconditional   guaranty  of  payment  and
performance and not of collection and Guarantor  unconditionally  (a) waives any requirement  that Lender first make demand  upon,  or seek to enforce or exhaust remedies  against,  Borrowers or any other person or entity (including any other guarantor)  or any of the  collateral  or  property of  Borrowers  or such other person or entity  before  demanding  payment  from,  or seeking to enforce  this
Guaranty  against,  Guarantor;  (b)  waives and agrees not to assert any and all rights,  benefits and  defenses  which might  otherwise  be available  under any provisions of law,  statute or rule  (including any statutes or rules  amending, supplementing or supplanting same) which might operate,  contrary to Guarantor's agreements  in this  Guaranty,  to limit  Guarantor's  liability  under,  or the enforcement  of,  this  Guaranty;  (c)  waives  the  benefits  of any  statutory provision limiting the right of Lender to recover a deficiency judgement,  or to otherwise proceed, against any person or entity obligated for the payment of the
Obligations,  after any foreclosure or trustee's sale of any collateral securing payment of the  Obligations,  (d)  subject to  Section  2,  covenants  that this
Guaranty  will  not  be  discharged  until  all  of the  Obligations  are  fully satisfied; and (e) agrees that this Guaranty shall remain in full effect without
regard  to,  and  shall  not  be  affected  or  impaired  by,  any   invalidity,
irregularity or unenforceability in whole or in part of any of the Documents, or any  limitation  of the liability of Borrowers or Guarantor  thereunder,  or any limitation  on the  method  or  terms of  payment  thereunder  which  may now or hereafter be caused or imposed in any manner whatsoever.

     4.  This  Guaranty  is  a  continuing   guaranty,   and  the   obligations,
undertakings  and conditions to be performed or observed by Guarantor under this
Guaranty  shall not be affected or impaired by reason of the happening from time to time of the following with respect to the  Documents,  all without notice to, or the further consent of, Guarantor: (a) the waiver by Lender of the observance
or   performance   by  Borrowers  or  Guarantor  of  any  of  the   obligations,
undertakings,  conditions or other provisions contained in any of the Documents, except to the extent of such waiver; (b) the extension,  in whole or in part, of the time for payment of any amount owing or payable under the Documents; (c) the modification  or  amendment  (whether  material  or  otherwise)  of  any  of the obligations  of  Borrowers  under,  or  any  other  provisions  of,  any  of the
Documents,  except to the  extent of such  modification  or  amendment;  (d) the taking or the omission of any of the actions referred to in any of the Documents
(including,  without limitation, the giving of any consent referred to therein);
(e) any  failure,  omission,  delay or lack on the part of  Lender  to  enforce, assert or exercise any provision of the Documents, including any right, power or remedy  conferred on Lender in any of the Documents or any action on the part of
Lender  granting  indulgence or extension in any form;  (f) the assignment to or assumption  by any third  party of any or all of the  rights or  obligations  of
Borrowers  under all or any of the  Documents;  (g) the release or  discharge of
Borrowers from the performance or observance of any  obligation,  undertaking or condition to be performed by Borrowers  under any of the  Documents by operation of law,  including any rejection or disaffirmance of any of the Documents in any bankruptcy or similar  proceedings;  (h) the receipt and acceptance by Lender or any other person or entity of notes, checks or other instruments for the payment of money and  extensions  and  renewals  thereof;  (i) any  action,  inaction or election of remedies by Lender which results in any impairment or destruction of any  subrogation  rights of  Guarantor,  or any rights of  Guarantor  to proceed against any other person or entity for reimbursement;  (j) any setoff,  defense, counterclaim, abatement, recoupment, reduction, change in law or any other event or circumstance which might otherwise  constitute a legal or equitable discharge or defense of a guarantor,  indemnitor  or surety under the laws of the State of
Nebraska,  the state in which the Premises is located or any other jurisdiction;
and (k) the  termination  or  renewal  of any of the  Obligations  or any  other provision thereof.

     5.  Guarantor  represents  and  warrants  to Lender  that:  (a) neither the execution nor delivery of this Guaranty nor  fulfillment of nor compliance  with the terms and provisions hereof will conflict with, or result in a breach of the terms or  conditions  of,  or  constitute  a default  under,  any  agreement  or instrument to which Guarantor is now a party or by which Guarantor may be bound, or result in the creation of any lien,  charge or encumbrance  upon any property or assets  of  Guarantor,  which  conflict,  breach,  default,  lien,  charge or encumbrance could result in a material adverse change in the financial condition of Guarantor; (b) no further consents,  approvals or authorizations are required for the execution and delivery of this Guaranty by Guarantor or for  Guarantor's compliance with the terms and provisions of this Guaranty;  (c) this Guaranty is the legal,  valid and binding agreement of Guarantor and is enforceable  against
Guarantor in accordance  with its terms,  except as such  enforceability  may be limited by applicable bankruptcy,  insolvency,  liquidation,  reorganization and other laws  affecting  the rights of creditors  generally and subject to general principles of equity; (d) Guarantor has the full power, authority,  capacity and legal right to execute and deliver this Guaranty,  and, to the extent  Guarantor is a  corporation,  partnership,  limited  liability  company  or other  form of entity,  the parties  executing  this  Guaranty on behalf of Guarantor are fully authorized and directed to execute the same to bind Guarantor;  (e) Guarantor is not  a  "foreign  individual,"  "foreign  corporation,"  "foreign  partnership,"
"foreign limited  liability  company",  "foreign trust," or "foreign estate," as those terms are defined in the U.S.  Internal  Revenue Code and the  regulations promulgated  thereunder;  Guarantor's  Social  Security  Number or  Federal  Tax
Identification  Number is  accurately  set forth herein next to the signature of
Guarantor; Guarantor has delivered to Lender either audited financial statements or, if Guarantor does not have audited financial statements, certified financial
statements;   such  financial  statements  and  other  information  relating  to
Guarantor  heretofore  delivered to Lender are true, correct and complete in all material  respects as of the date of this Guaranty;  Guarantor  understands that
Lender is relying upon such  information,  and  Guarantor  represents  that such reliance is reasonable;  and the financial  statements of Guarantor delivered by
Borrowers  to  Lender  pursuant  to the Loan  Agreement  have been  prepared  in accordance with generally accepted accounting  principles  consistently  applied and accurately reflect, as of the date of this Guaranty, the financial condition of Guarantor; (f) during the term of this Guaranty,  Guarantor will not transfer or  dispose  of any  material  part of its  assets  except  for  full  and  fair consideration and reasonably  equivalent value;  furthermore,  at the request of
Lender, Guarantor will furnish Lender annually,  within one hundred twenty (120)
days after the close of each calendar year, a financial statement  consisting of a balance sheet and such other  financial  information  as Lender may reasonably request; and (g) the Documents are conclusively  presumed to have been signed in reliance on this Guaranty,  and the  assumption by Guarantor of its  obligations under this Guaranty results in direct financial benefit to Guarantor.

     6. Subject to Section 2 above,  this Guaranty shall commence upon execution and delivery of any of the Documents and shall continue in full force and effect until all of the Obligations are duly,  finally and permanently paid,  performed and  discharged  and are not subject to any right of reborrowing or extension by
Borrowers,  and  Lender  gives  Guarantor  written  notice of the full and final satisfaction of the Obligations.  The Obligations  shall not be considered fully paid,  performed  and  discharged  unless and until all payments by Borrowers to
Lender are no longer subject to any right on the part of any person  whomsoever, including  but not limited to  Borrowers,  Borrowers  as a  debtor-in-possession and/or any trustee in  bankruptcy,  to disgorge  such payments or seek to recoup the amount of such payments or any part thereof.  This Guaranty  shall remain in full force and effect and  continue  to be  effective  in the event that (i) any petition  is filed by or against  Borrowers  or  Guarantor  for  liquidation  or reorganization,  including,  without  limitation,  under  Title 11 of the United
States  Code,  11 U.S.C.  Sec.  101 et seq.  (the  "Code"),  (ii)  Borrowers  or
Guarantor  becomes insolvent or makes an assignment for the benefit of creditors or (iii) a receiver or trustee is appointed for all or any  significant  part of
Borrowers' or Guarantor's  assets.  This Guaranty shall continue to be effective or be reinstated,  as applicable,  if at any time payment and performance of the
Obligations,  or any part thereof,  is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender,  whether as a "voidable preference",  "fraudulent conveyance" or otherwise, all as though such payment or performance  had not been made. In the event that any payment of the  Obligations,  or any part  thereof,  is  rescinded,  reduced,  restored  or returned,  the  Obligations  shall be reinstated and deemed reduced only by such amount paid to Lender and not so rescinded, reduced, restored or returned.

     7.  Guarantor  shall  neither have any right of  subrogation,  indemnity or reimbursement  nor hold any other claim against  Borrowers,  and Guarantor  does hereby  release  Borrowers from any and all claims by Guarantor now or hereafter arising against Borrowers.  Furthermore,  Guarantor hereby  unconditionally  and irrevocably waives (a) any right to participate in any security now or hereafter held by Lender or in any claim or remedy of Lender or any other  person  against
Borrowers  with  respect to the  Obligations,  (b) any  statute  of  limitations affecting Guarantor's liability hereunder,  (c) all principles and provisions of law  which  conflict  with  the  terms  of  this  Guaranty  and  (d)  diligence, presentment,  protest, demand for performance, notice of nonperformance,  notice of intent to accelerate,  notice of acceleration,  notice of protest,  notice of dishonor,  notice of execution of any Documents,  notice of extension,  renewal, alteration  or  amendment,  notice of  acceptance  of this  Guaranty,  notice of defaults under any of the Documents and all other notices whatsoever.

     8.  Notwithstanding  the preceding  Section 7, in the event that  Guarantor shall have any claims against  Borrowers,  any  indebtedness of Borrowers now or hereafter  held by  Guarantor  is hereby  subordinated  to the  indebtedness  of
Borrowers to Lender. Any such indebtedness of Borrowers to Guarantor,  if Lender so requests,  shall be collected,  enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the Obligations, but without reducing or affecting in any manner the  liability of Guarantor  under the other provisions of this Guaranty.

     9. It is not  necessary  for Lender to inquire into the powers of Borrowers or its  officers,  directors,  partners or agents acting or purporting to act on its behalf, and Guarantor shall be liable for the Obligations in accordance with their terms  notwithstanding any lack of authorization or defect in execution or delivery by Borrowers.

     10. In addition to the amounts  guaranteed  under this Guaranty,  Guarantor agrees  to pay (i)  Lender's  reasonable  attorneys'  fees and  other  costs and expenses which may be incurred by Lender in the enforcement of this Guaranty and
(ii) interest (including postpetition interest to the extent a petition is filed by or against  Borrowers  under the Code) at the Default Rate (as defined in the
Note) on any Obligations not paid when due. Guarantor hereby agrees to indemnify and hold harmless Lender for, from and against any loss, cause of action, claim, cost,  expense or fee,  including but not limited to  attorney's  fees and court costs,  suffered  or  occasioned  by the  failure of  Borrowers  to satisfy  its obligations under the Documents.  The agreement to indemnify Lender contained in
this  paragraph   shall  be  enforceable   notwithstanding   the  invalidity  or
unenforceability  of  the  Documents  or  any  of  them  or  the  invalidity  or unenforceability of any other paragraph  contained in this Guaranty.  All moneys available to Lender for  application in payment or reduction of the  liabilities of  Borrowers  under the  Documents  may be applied by Lender to the  payment or reduction of such liabilities of Borrowers,  in such manner, in such amounts and at such time or times as Lender may elect.

     11.  All  notices,  demands,   requests,   consents,   approvals  or  other
instruments required or permitted to be given pursuant to this Guaranty shall be in  writing  and  given by (i) hand  delivery,  (ii)  facsimile,  (iii)  express overnight  delivery service or (iv) certified or registered mail, return receipt requested,  and shall be deemed to have been delivered upon (a) receipt, if hand delivered,  (b) transmission,  if delivered by facsimile,  (c) the next Business
Day (as  defined in the Loan  Agreement),  if  delivered  by  express  overnight delivery  service or (d) the third  Business Day following the day of deposit of such notice with the United  States  Postal  Service,  if sent by  certified  or registered  mail,  return  receipt  requested.  Notices shall be provided to the addresses (or facsimile numbers, as applicable) specified below:

         If to Guarantor:              Lynch Corporation
                                       50 Kennedy Plaza, Suite 1250
                                       Providence, Rhode Island  02903
                                       Attention: Chief Executive Officer
                                       Telecopy:    (401) 453-2009

         If to Lender:                 First National Bank of Omaha
                                       1620 Dodge Street STOP 4250
                                       Omaha, NE 68197-4250
                                       Attention:  Mark K. McMillan
                                       Telecopy:   (402) 498-5119

or to such other address or such other person as either  Guarantor or Lender may from time to time hereafter  specify to the other party in a notice delivered in the manner provided above.

     12. It is the intent of Guarantor  and Lender that this  Guaranty  shall be deemed to be a contract  made under and  governed  by the  internal  laws of the
State of New York,  without  regard to its  principles  of conflicts of law. For purposes of any action or proceeding involving this Guaranty,  Guarantor submits to the  jurisdiction  of all  federal and state  courts  located in the State of
Nebraska  and  consents  that it may be  served  with  any  process  or paper by registered  mail or by personal  service within or without the State of Nebraska in accordance with applicable law. Furthermore,  Guarantor waives and agrees not to assert  in any such  action,  suit or  proceeding  that it is not  personally subject to the jurisdiction of such courts,  that the action, suit or proceeding is  brought  in an  inconvenient  forum  or that  venue of the  action,  suit or proceeding  is  improper.  Nothing  contained  in this  section  shall  limit or restrict the right of Lender to commence any  proceeding in the federal or state courts  located  in the state in which the  Premises  is  located  and/or  where
Guarantor  resides  to the extent  Lender  deems such  proceeding  necessary  or advisable to exercise remedies available under the Documents.

     13.  Guarantor  intends  that the  business  relationship  created  between
Borrowers and Lender by the Loan Agreement, the Note, the Mortgage and the other
Documents is solely that of creditor and  Borrowers and has been entered into by such parties in reliance upon the economic and legal  bargains  contained in the
Documents.  Furthermore,  Guarantor  shall  support  the  intent  of  Guarantor,
Borrowers  and Lender that the Loan,  the Note and the  Mortgage do not create a joint venture,  partnership,  trust, trust agreement or the like, if, and to the extent that, any challenge occurs, and Guarantor shall not assert that the Loan, the Note or the Mortgage  creates a joint  venture,  partnership,  trust,  trust agreement or the like.

     14.  Guarantor  acknowledges  that  Lender did not prepare or assist in the preparation  of any of the  projected  financial  figures  used by  Borrowers in
analyzing  the  economic   viability  and   feasibility   of  the   transactions
contemplated by the Loan Agreement.  Furthermore,  Guarantor  acknowledges  that
Borrowers  has not relied  upon,  nor may it hereafter  rely upon,  the analysis undertaken  by  Lender  in  determining  the  amount  of the Loan and that  such analysis will not be made available to Borrowers.

     15.  All of  Lender's  rights and  remedies  under the  Documents  and this
Guaranty are intended to be distinct,  separate and cumulative and no such right and remedy is intended to be in  exclusion  of or a waiver of any of the others.
If under  applicable law, Lender proceeds to realize benefits under any Document granting Lender a lien upon any collateral  pledged under such Document,  either by judicial  foreclosure or by non-judicial sale or enforcement,  Lender may, at its sole  option,  determine  which of such  remedies  or rights  it may  pursue without  affecting any of such rights and remedies under this  Guaranty.  If, in the exercise of any of its rights and remedies,  Lender shall forfeit any of its rights or remedies,  including its right to enter a deficiency  judgment against
Borrowers or any pledgor,  whether  because of any applicable laws pertaining to
"election of remedies" or the like,  Guarantor hereby consents to such action by
Lender and  waives any claim  based  upon such  action,  even if such  action by
Lender shall result in a full or partial loss of any rights of subrogation which
Guarantor might  otherwise have had but for such action by Lender.  Any election of remedies  which results in the denial or impairment of the right of Lender to seek a deficiency  judgment  against  Borrowers or any pledgor  shall not impair
Guarantor's  obligation to pay the full amount of the Obligations.  In the event
Lender  shall bid at any  foreclosure  or  trustee's  sale or at any  private or public sale permitted by law or under the Documents,  Lender may bid all or less than the amount of the  Obligations  and the amount of such bid need not be paid by Lender  but shall be  credited  against  the  Obligations.  The amount of the successful  bid at any such  sale  shall be  conclusively  deemed to be the fair market value of the collateral  and the  difference  between such bid amount and the remaining balance of the Obligations shall be conclusively  deemed to be the amount of the Obligations  guaranteed under this Guaranty,  notwithstanding that any  present  or future law or court  decision  or ruling may have the effect of reducing the amount of any deficiency  claim to which Lender might  otherwise be entitled but for such bidding at any such sale.

     16. This Guaranty is solely for the benefit of Lender,  its  successors and assigns  and is not  intended to nor shall it be deemed to be for the benefit of any third party, including, without limitation, Borrowers. This Guaranty and all obligations  of Guarantor  hereunder  shall be binding upon the  successors  and assigns of Guarantor (including,  a debtor-in-possession on behalf of Guarantor)
and shall, together with the rights and remedies of Lender, hereunder,  inure to the benefit of Lender,  all future holders of any  instrument  evidencing any of the  Obligations  and its  successors  and  assigns.  No sales,  participations, assignments,  transfers  or other  dispositions  of any  agreement  governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner  affect the rights of Lender or its  successors  and assigns hereunder. Guarantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty.

     17. If any provision of this Guaranty is unenforceable,  the enforceability of the other  provisions  shall not be  affected  and they shall  remain in full force and effect.

     18.  Guarantor  agrees to take such action and to sign such other documents as may be appropriate to carry out the intent of this Guaranty.

     19. This  Guaranty  may be executed  in one or more  counterparts,  each of which shall be deemed an original.

     20. LENDER,  BY ACCEPTING THIS GUARANTY,  AND GUARANTOR  HEREBY  KNOWINGLY,
VOLUNTARILY AND  INTENTIONALLY  WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY
WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR
COUNTERCLAIM  BROUGHT  BY  LENDER  OR  GUARANTOR  AGAINST  THE  OTHER  OR  THEIR
SUCCESSORS  WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS
GUARANTY, THE RELATIONSHIP OF LENDER, BORROWERS AND/OR GUARANTOR, BORROWERS' USE
OR  OCCUPANCY  OF THE  PREMISES,  AND/OR ANY CLAIM FOR INJURY OR DAMAGE,  OR ANY
EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY LENDER AND GUARANTORS OF ANY RIGHT
THEY  MAY  HAVE TO A  TRIAL  BY  JURY  HAS  BEEN  NEGOTIATED  AND IS A  MATERIAL
INDUCEMENT FOR LENDER ACCEPTING THIS GUARANTY.  FURTHERMORE,  EACH OF LENDER AND
GUARANTOR HEREBY KNOWINGLY,  VOLUNTARILY AND  INTENTIONALLY  WAIVES THE RIGHT IT
MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL,  SPECIAL AND INDIRECT DAMAGES FROM THE
OTHER AND ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY
OF THEIR  SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION,
PROCEEDING,  CLAIM OR COUNTERCLAIM  BROUGHT BY EITHER PARTY AGAINST THE OTHER OR
ANY OF THE OTHER'S AFFILIATES,  OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR
SUCCESSORS  WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS
GUARANTY OR ANY DOCUMENTS  CONTEMPLATED  HEREIN OR RELATED HERETO. THE WAIVER BY
LENDER AND GUARANTOR OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL,
SPECIAL AND INDIRECT  DAMAGES HAS BEEN NEGOTIATED AND IS AN ESSENTIAL  ASPECT OF
THEIR BARGAIN.

     21. Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be incurred hereby without  rendering this Guaranty,  as it  relates  to the  Guarantor,  voidable  under  applicable  laws  relating  to fraudulent  conveyance or fraudulent  transfer,  and not for any greater amount.
Guarantor  agrees  that the  Obligations  may at any time and from  time to time exceed the amount of the liability of Guarantor hereunder without impairing this
Guaranty or affecting the rights and remedies of Lender hereunder.

     22.  Guarantor,  by  executing  this  Guaranty,   hereby  consents  to  the
completion,  execution  and  delivery  of the  Amended  and  Restated  Note  and acknowledges  that its  obligations to Lender under this Guaranty are continuing in nature and are not  altered,  modified or affected in any manner by virtue of the completion,  execution and delivery of the Amended and Restated Note and the terms and conditions of the amendments to the Note set forth therein.

     23. Guarantor acknowledges and agrees that it has received a copy, read and understands  the  Loan  Agreement  and  its  related  documents  between  M-Tron
Industries, Inc., Piezo Technology, Inc., and the Lender.

     IN WITNESS  WHEREOF,  the undersigned  Guarantor has executed this Guaranty effective  as of the  date  set  forth  in the  introductory  paragraph  of this
Guaranty.

                                    GUARANTOR:

                                    Lynch Corporation, an Indiana Corporation

                                    By   /s/ John C. Ferrara
                                        ---------------------------------

                                    Its President & CEO

                                    Federal Tax I.D. Number:

                                    38-1799862
                                    ----------

STATE OF CONNECTICUT )
                     ) SS.  GREENWICH
COUNTY OF FAIRFIELD  )

     The  foregoing  instrument  was  acknowledged  before  me this  14th day of
October,  2004, by JOHN C. FERRARA as PRESIDENT and duly  authorized  officer of
Lynch Corporation as his and the corporation's free act and deed.

                                        /s/ Michael J. McIntosh
                                        ----------------------------------
                                        Notary Public

My Commission Expires:

____________________________________